IN THE CIRCUIT COURT OF THE SIXTH JUDICIAL CIRCUIT

IN AND FOR PINELLAS COUNTY, FLORIDA

CIVIL DIVISION

WORLD ENERGY SOLUTIONS, INC.,

UCN:

____________________________

a Florida corporation,

Ref #

06-008968CI-020

Plaintiff,

v.

DAVID L. WEINTRAUB, RACHEL STEELE,

TIM DALEY, DAN WITHERSPOON III,

LESLIE SANDS and RAJAX, INC., a Florida

corporation

Defendants.

_____________________________________/

COMPLAINT

COMES NOW the Plaintiff, by and through its undersigned counsel, and hereby files this Complaint and states as follows:

1.

Plaintiff, World Energy Solutions, Inc. (“World Energy”), is a publicly held Florida corporation with its principal place of business located in Pinellas County, Florida.

2.

Defendant David L. Weintraub (“Weintraub”) is a Florida resident.

3.

Defendant Rachel Steele (“Steele”) is a Florida resident.

4.

Defendant Tim Daley (“Daley”) is a Florida resident.

5.

Defendant Dan Witherspoon, III (“Witherspoon”) is a Florida resident.

6.

Defendant Leslie Sands (“Sands”) is a Florida resident.

7.

Defendant Rajax, Inc. (“Rajax”) is a Florida corporation owned by Defendant Steele and is subject to the defacto control of Defendant Weintraub.

8.

At all times material, Defendants acted individually, at the behest of each other and in concert with each other and engaged in the conduct that gives rise to the claims stated herein.

9.

At all times material, Defendant Weintraub acted as the agent for Defendants Steele and Rajax and acted with actual authority and apparent authority to bind both of such Defendants.  Defendant Weintraub is a former associated person of various securities broker-dealers and has a disciplinary history involving failure to disclose material facts in connection with at least one securities transaction.

10.

At all times material, Defendant Daley acted as the agent for Defendant Sands, representing and demonstrating to Plaintiff that he had the power to bind her in transactions.  Defendant Daley made misrepresentations of material fact on behalf of Defendant Sands to induce Plaintiff to issue its common stock to Defendant Sands in anticipation of future services that never occurred.

11.

At all times material, Defendant Steele and Defendant Rajax were alter egos of each other.

12.

All material facts giving rise to this Complaint occurred in Pinellas County, Florida.

13.

All facts giving rise to the causes of action in this Complaint occurred in Pinellas County, Florida.

14.

All tortious acts alleged in this Complaint occurred in Pinellas County, Florida.

15.

The conduct described herein occurred in connection with two mergers involving three Florida corporations known as World Energy Solutions, Inc. (not the Plaintiff herein, but a privately held entity, now inactive as the result of merger and hereinafter referred to as “WESI”), Professional Technical Systems, Inc. (“PTSI”), a privately held Florida corporation and, Advanced 3-D Ultrasound Systems, Inc. (“Advanced”), a Florida corporation that is the surviving entity from two mergers and which changed its name as indicated below.

16.

WESI was formed in June 2005 and merged into Advanced on August 17, 2005.  On November 4, 2005, PTSI merged into Advanced.  On November 8, 2005, Advanced changed its name to World Energy Solutions, Inc. and is referred to hereinafter as “World Energy.”

17.

As a result of the mergers, World Energy now holds all rights to the assets and property of WESI and PTSI, including legal claims owned by such entities immediately prior to the mergers.

18.

The Board of Directors for World Energy now includes individuals who originally acted as the Board of Directors for PTSI and WESI.

19.

Prior to the merger with World Energy, the Board of Directors for PTSI desired for PTSI to become a publicly-held corporation.

20.

Defendant Weintraub, who represented himself as chairman of the board of directors of Advanced, approached PTSI in early 2005 and offered to assist PTSI in merging into a publicly-held corporation.

21.

When Defendant Weintraub solicited PTSI to merge with Advanced, he and his girlfriend, Defendant Steele, were members of the Board of Directors for Advanced, a public shell corporation and controlled such entity.

22.

Defendant Weintraub offered his controlled public shell corporation as a merger vehicle to PTSI whereby PTSI could merge into the publicly-held corporation Advanced (n/k/a World Energy).

23.

Defendant Weintraub represented to PTSI that he would raise $10 million of capital through a private placement of securities for the post-merger public company, World Energy, by promoting the corporation through the utilization of his marketing skills, solicitation of investor contacts and extensive knowledge of the securities markets. In exchange for his services, Weintraub demanded that World Energy agree to pay Weintraub’s girlfriend, Defendant Steele and Defendant Rajax, the total sum of $400,000 and issue her and Rajax 20 percent of the issued and outstanding shares of World Energy common stock.

24.

Weintraub further demanded that certain corporate structuring occur to facilitate his and Steele’s control over a substantial number of shares of common stock of the post-merger entity, though he insisted that all shares of common stock be issued in the name of his girlfriend, Steele, and Rajax.  As a result, a private entity, WESI, was formed in June 2005.  At Weintraub’s insistence, as part of the pre-merger transaction, shares of WESI were issued to Defendants, Steele and Rajax.  WESI was then merged into Advanced, which emerged from the transaction as the surviving entity and then later changed its name to World Energy Solutions, Inc.  In the merger transaction, Defendants Steele and Rajax received one share of Advanced for each share of WESI that they held prior to the merger.

25.

As a result of the WESI and Advanced merger, Advanced, n/k/a World Energy, obtained all rights to the assets and claims of WESI, including claims arising from omissions and misrepresentations of material fact that induced WESI to issue shares of its common stock to Defendants, Steele and Rajax.

26.

On August 17, 2005, WESI merged into Advanced, n/k/a World Energy, through an Agreement and Plan of Merger dated August 15, 2005.  A true and correct copy of the Agreement and Plan of Merger dated August 15, 2005 is attached hereto as Exhibit “A” and incorporated herein.

27.

On November 4, 2005, PTSI merged into Advanced, n/k/a World Energy, through an Agreement and Plan of Merger dated November 3, 2005.  A true and correct copy of the

Agreement and Plan of Merger dated November 3, 2005 is attached hereto as Exhibit “B” and incorporated herein.

28.

The Agreement and Plan of Merger dated August 15, 2005 and the Agreement and Plan of Merger dated November 3, 2005 effected  mergers which resulted in WESI and PTSI merging into the public shell, Advanced, which was the surviving entity and which later changed its name and became World Energy.

29.

The corporate existences of WESI and PTSI ceased to exist by operation of Florida law as a result of the mergers.

30.

Under Section 1.03 of the Agreement and Plan of Merger dated August 15, 2005 and the Agreement and Plan of Merger dated November 3, 2005, all of the rights, privileges and powers of WESI and PTSI respectively, vested in World Energy.

31.

Concurrent with the consummation of the last merger transaction, Defendant Weintraub introduced Defendant Daley to World Energy principals.  Defendants Weintraub and Daley represented to World Energy that Defendant Daley could place $2 million worth of World Energy’s private securities offering with individuals in his investor contact base.  Defendant Daley demanded 700,000 shares of World Energy common stock for his services.  However, Defendant Daley demanded that the shares of common stock be issued to his fiancée, Defendant Sands.  At no time did Defendants Daley or Sands do anything to facilitate the sale of World Energy’s private placement offering to any person or entity.  Rather, they simply engaged in private sales of the common stock issued to them by World Energy for their own exclusive benefit.

32.

All conditions precedent to the maintenance of this action have occurred, have been waived or have been excused.

33.

The notice provision of Section 10.3 of the Consulting Agreement between Steele and World Energy dated January 31, 2006 has been complied with and is attached hereto as Exhibit “C” and incorporated herein.

34.

The notice provision of Section 10.3 of the Consulting Agreement between Witherspoon and World Energy dated January 31, 2006 has been complied with and is attached hereto as Exhibit “D” and incorporated herein.

35.

The notice provision of Section 10.3 of the Consulting Agreement between Rajax and PTSI n/k/a World Energy dated July 8, 2005 has been complied with and is attached hereto as Exhibit “E” and incorporated herein.

COUNT I

36.

Plaintiff re-alleges paragraphs 1 through 7 and 9 though 35 as if fully set forth herein.

37.

This action is for breach of a written contract against Defendant Steele and for damages in excess of $15,000.00, exclusive of interest, costs and attorney fees.

38.

On January 31, 2006, World Energy entered into a Consulting Agreement with Defendant Steele.  A true and correct copy of Steele’s Consulting Agreement is attached as Exhibit “C” and incorporated herein.

39.

Under Section 1.2 of the respective Consulting Agreement, Defendants Steele agreed “to serve the Company as a consultant providing marketing and business planning services for a period of one (1) year.”

40.

In exchange for Defendant Steele’s promised services, Steele received 600,000 shares of World Energy common stock.

41.

Section 2.3 of the Consulting Agreement further required Defendant Steele to submit accurate and complete records of her services to World Energy on a monthly basis.

42.

Despite World Energy’s repeated demands that Defendant Steele submit monthly reports as required under the Consulting Agreement, Defendant Steele never submitted a monthly report to World Energy.

43.

Despite World Energy’s repeated demands that Defendant Steele provide marketing and business services as required under the Consulting Agreement, Defendant Steele never provided any marketing or business planning services to World Energy.

44.

Defendant Steele’s non-performance of her contractual duties under the Consulting Agreement is a material breach of the Consulting Agreement.

45.

World Energy has been damaged by Defendant Steele’s material breach of the Consulting Agreement.

46.

Section 10.5 of Defendant Steele’s Consulting Agreement provides for the following:

Additionally, in the event a suit or action is filed to enforce this Agreement or with respect to this Agreement, the prevailing party or parties shall be reimbursed by the other party for all costs and expenses incurred in connection with the suit or action, including without limitation reasonable attorneys’ fees at the trial level and on appeal.

47.

World Energy has retained the undersigned attorneys and is obligated to pay its attorneys a reasonable fee for professional services rendered.

WHEREFORE, Plaintiff demands judgment for damages against Defendant Steele, as well as attorney’s fees, costs and any other further relief the court deems just and appropriate under the circumstances.

COUNT II

48.

Plaintiff re-alleges paragraphs 1 through 7 and 9 though 35 as if fully set forth herein.

49.

This action is for breach of a written contract against Defendant Witherspoon and for damages in excess of $15,000.00, exclusive of interest, costs and attorney fees.

50.

On January 31, 2006, World Energy entered into a Consulting Agreement with Defendant Witherspoon.  A true and correct copy of Witherspoon’s Consulting Agreement is attached as Exhibit “D” and incorporated herein.

51.

Under Section 1.2 of the Consulting Agreement, Defendant Witherspoon agreed “to serve the Company as a consultant providing marketing and business planning services for a period of one (1) year.”

52.

In exchange for Defendant Witherspoon’s promised services, Witherspoon received 600,000 shares of World Energy common stock.

53.

Section 2.3 of the Consulting Agreement further required Defendant Witherspoon to submit accurate and complete records of his services to World Energy on a monthly basis.

54.

Despite World Energy’s repeated demands that Defendant Witherspoon submit monthly reports as required under the Consulting Agreement, Defendant Witherspoon never submitted a monthly report to World Energy.

55.

Despite World Energy’s repeated demands that Defendant Witherspoon provide marketing and business services as required under the Consulting Agreement, Defendant Witherspoon never provided any marketing or business planning services to World Energy.

56.

Defendant Witherspoon’s non-performance of his contractual duties under the Consulting Agreement is a material breach of the Consulting Agreement.

57.

World Energy has been damaged by Defendant Witherspoon’s material breach of the Consulting Agreement.

58.

Section 10.5 of Defendant Witherspoon’s Consulting Agreement provides for the following:

Additionally, in the event a suit or action is filed to enforce this Agreement or with respect to this Agreement, the prevailing party or parties shall be reimbursed by the other party for all costs and expenses incurred in connection with the suit or action, including without limitation reasonable attorneys’ fees at the trial level and on appeal.

59.

World Energy has retained the undersigned attorneys and is obligated to pay its attorneys a reasonable fee for professional services rendered.

WHEREFORE, Plaintiff demands judgment for damages against Defendant Witherspoon, as well as attorney’s fees, costs and any other further relief the court deems just and appropriate under the circumstances.

COUNT III

60.

Plaintiff re-alleges paragraphs 1 through 7 and 9 though 35 as if fully set forth herein.

61.

This action is for breach of a written contract against Defendant Rajax and for damages in excess of $15,000.00, exclusive of interest, costs and attorney fees.

62.

On July 8, 2005, PTSI entered into a Consulting Agreement with Defendant Rajax.  A true and correct copy of Rajax’s Consulting Agreement is attached as Exhibit “E” and incorporated herein.

63.

The rights and privileges of PTSI vested with World Energy when the parties executed the Merger Agreements attached hereto as Exhibit “A” and “B”.

64.

Under Section 1.2 of the Consulting Agreement, Defendant Rajax agreed to provide business consulting services to PTSI for a period of one (1) year.

65.

Under Section 4.1 of the Consulting Agreement, the agreement provides that the consulting relationship will extend for successive one-year periods after the initial one-year term.

66.

In exchange for Defendant Rajax’s services, Rajax received a consulting fee of $200,000.

67.

Section 2.3 of the Consulting Agreement further required Defendant Rajax to submit accurate and complete records of its services to PTSI on a monthly basis.

68.

Despite PTSI and World Energy’s repeated demands that Defendant Rajax submit monthly reports as required under the Consulting Agreement, Defendant Rajax never submitted a monthly report.

69.

Despite demands that Defendant Rajax provide consulting services as required under the Consulting Agreement, Defendant Rajax never provided any consulting services to PTSI or World Energy.

70.

Defendant Rajax’s non-performance of its contractual duties under the Consulting Agreement is a material breach of the Consulting Agreement.

71.

World Energy has been damaged by Defendant Rajax’s material breach of the Consulting Agreement.

72.

Section 10.5 of Defendant Rajax’s Consulting Agreement provides for the following:

Additionally, in the event a suit or action is filed to enforce this Agreement or with respect to this Agreement, the prevailing party or parties shall be reimbursed by the other party for all costs and expenses incurred in connection with the suit or action, including without limitation reasonable attorneys’ fees at the trial level and on appeal.

73.

World Energy has retained the undersigned attorneys and is obligated to pay its attorneys a reasonable fee for professional services rendered.

WHEREFORE, Plaintiff demands judgment for damages against Defendant Rajax, as well as attorney’s fees, costs and any other further relief the court deems just and appropriate under the circumstances.

COUNT IV

74.

Plaintiff re-alleges paragraphs 1 through 7 and 9 though 35 as if fully set forth herein.

75.

This action is for fraud in the inducement against Defendant Steele, Defendant Weintraub, Defendant Daley and Defendant Rajax.

76.

Through the foregoing misrepresentations of material fact that each of the above-named Defendants would raise money for World Energy, World Energy entered into the Merger Agreements attached hereto as Exhibit “A” and “B” and the Contracts attached as Exhibits “C” through “E.”

77.

At all times material, the above-named Defendants acted individually, at the behest of each other and in concert with each other to fraudulently induce World Energy into entering into Merger Agreements attached hereto as Exhibit “A” and “B” and the Contracts attached as Exhibits “C” through “E.”

78.

The above-named Defendants knew their statements that they would raise money for World Energy were false and that they never intended to engage in such activities.  In fact, at substantially the same time as Defendants Weintraub (individually and as an agent to Steele and Rajax) and Daley represented to World Energy principals that they could not find buyers for shares of the World Energy private placement common stock offering, Weintraub and Daley were selling shares they controlled (as agents for Defendants Steele, Rajax and Sands) in private transactions at substantially the same price as World Energy’s private offering.

79.

The above-named Defendants intended for their misrepresentations to induce World Energy into entering into the Merger Agreements attached hereto as Exhibit “A” and “B” and Contracts attached as Exhibits “C” through “E.”  Additionally, Defendants Weintraub, Steele and Rajax did not disclose to World Energy principals that Weintraub had a disciplinary history in the securities industry that included the recommendation of an unsuitable security to a client (a statutory securities fraud violation per Section 517.301 of the Florida Statutes), the sale of shares of common stock to customers at unfair prices with markups of over twenty percent over his broker-dealer-employer’s cost and, that he filed false and inaccurate Form U-4s with the NASD.

80.

At all times material, World Energy’s reliance on the omissions and misrepresentations of fact indicated above was reasonable.

81.

As a direct and proximate result of the fraudulent inducement into entering into the above-referenced Merger Agreements and Consulting Contracts, Plaintiff has been damaged.

WHEREFORE, Plaintiff respectfully requests damages, pre-judgment interests, post-judgment interest, costs and a trial by jury on all issues so triable.

COUNT V

82.

Plaintiff re-alleges paragraphs 1 through 7 and 9 though 35 as if fully set forth herein.

83.

This action is for civil conspiracy against all Defendants.

84.

Defendants Weintraub, Steele, Daley, Sands, Witherspoon and Rajax conspired together in a scheme to defraud World Energy.

85.

All of the above-named Defendants acted in concert and at the behest of one another to convince World Energy to enter into the Merger Agreements attached hereto as Exhibit “A” and “B” and Contracts attached as Exhibits “C” through “E.”

86.

In pursuance of the conspiracy, each of the above-named Defendants promised either individually or through their respective agents, Weintraub and Daley, to perform consulting services and raise money for World Energy in order to induce World Energy to enter into the Merger Agreements and issue World Energy common stock to Defendants Steele, Rajax and Sands.

87.

None of the above-named Defendants performed any of the consulting services required under the Consulting Agreements or raised capital or attempted to raise capital on behalf of World Energy, but all have received compensation under the Consulting Agreements or at a minimum, an indirect benefit from the issuance of World Energy common stock, as in the case of Defendants Weintraub and Daley.

88.

The above-named contracting Defendants have not performed a single act on behalf of World Energy since signing the Consulting Agreements.

89.

All of the above-named Defendants knew they would not perform services under the Consulting Agreements, but conspired together and signed the agreements in order to induce World Energy into signing the Merger Agreements and issuing shares of its common stock to them as alleged above.

90.

As part of his pattern and practice, Defendant Weintraub demanded that World Energy enter into a Consulting Agreement with his girlfriend Steele in an effort to avoid his own personal liability exposure.

91.

As part of his pattern and practice, Defendant Daley demanded that World Energy issue common stock to his girlfriend Sands in an effort to avoid his own personal liability exposure.

92.

As a direct and proximate result of the civil conspiracy committed by all of the above-named Defendants, Plaintiff has been damaged.

WHEREFORE, Plaintiff respectfully requests damages, pre-judgment interest, post-judgment interest, costs and a trial by jury on all issues so triable.

COUNT VI

93.

Plaintiff re-alleges paragraphs 1 through 7 and 9 though 35 as if fully set forth herein.

94.

In connection with Defendant Daley’s representations that he could raise $2 million for World Energy through the sale of its securities to investors known by Daley, World Energy principals sent confidential private placement memoranda, subscription agreements and investor questionnaires to individuals identified by Daley (“Diverted Investors”).   Although Defendant Daley identified the Diverted Investors to World Energy as prospective purchasers and induced World Energy to disseminate its confidential private offering materials, none of the Diverted Investors ever contacted World Energy to purchase shares of common stock from the Company.

95.

Sometime later, World Energy principals learned that the Diverted Investors purchased World Energy common stock in a private transaction directly from Defendant Daley’s girlfriend, Sands.

96.

 Defendants Daley and Sands took advantage of World Energy’s corporate opportunity (for which Sands had been compensated through issuance of World Energy common stock) and made sales of Sands’ shares for her and Daley’s benefit and to the exclusion of World Energy.

97.

As a result of the stock compensation to Sands, for which neither she nor Defendant Daley have provided any consideration to World Energy, Defendants Daley and Sands owed a duty of good faith and fair dealing to World Energy, including the duty to refrain from self-dealing and usurping World Energy’s corporate opportunity.

98.

Defendants Daley and Sands have breached their duty of good faith and fair dealing to World Energy and have usurped World Energy’s corporate opportunity, all to the detriment of World Energy and its legitimate shareholders.

99.

As a direct and proximate result of the conduct of Defendants Daley and Sands in usurping World Energy’s corporate opportunity, World Energy has sustained damages.

WHEREFORE, Plaintiff respectfully requests damages, pre-judgment interest, post-judgment interest, costs and a trial by jury on all issues so triable.

Respectfully submitted,

PERSANTE & McCORMACK, P.A.

____________________________________

ROBERT PERSANTE

Florida Bar Number 376698

ZACKARY T. ZUROWESTE

Florida Bar Number 28707

2555 Enterprise Road  ▪ Bldg. 15

Clearwater ▪  Florida 33763

Phone: 727.796.7666  ▪  Fax: 727.796.8099

Attorneys for Plaintiff